UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive

Concord, California 94520

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 27, 2006, Cerus Corporation (the “Company”) announced plans to offer 4,500,000 shares of its common stock in an underwritten public offering. The offering will be made pursuant to the Company’s effective shelf registration statement previously filed with the Securities and Exchange Commission. The Company intends to grant the underwriters an option to purchase up to an additional 675,000 shares of common stock to cover over-allotments, if any. All of such shares are being offered by the Company.

Robert W. Baird & Co. Incorporated and JMP Securities LLC will act as co-lead managers of the offering.

The foregoing description is qualified in its entirety by reference to the Company’s press release, dated February 27, 2006, entitled “Cerus Corporation Announces Proposed Public Offering of Common Stock,” a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This report on Form 8-K contains forward-looking statements. For this purpose, any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements, including, without limitation, statements regarding the Company’s plans to complete a public offering. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar words or expressions or the negative of these words or expressions are intended to identify forward-looking statements. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation, risks and uncertainties related to investor response to the public offering, the trading prices for the company’s common stock, other conditions in the financial markets, satisfaction of closing conditions related to the public offering, as well as other risks detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future events, changed assumptions or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated February 27, 2006, entitled “Cerus Corporation Announces Proposed Public Offering of Common Stock.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: February 27, 2006	By:	/s/ William J. Dawson
William J. Dawson
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 27, 2006, entitled “Cerus Corporation Announces Proposed Public Offering of Common Stock.”